UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2006

CERUS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-21937	68-0262011
(State of incoporation)	(Commission File No.)	(IRS Employer Identification No.)

2411 Stanwell Drive

Concord, California 94520

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (925) 288-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 16, 2006, Cerus Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Robert W. Baird & Co. Incorporated and JMP Securities LLC, as representatives of the several underwriters named on Schedule I to the Underwriting Agreement (collectively, the “Underwriters”), pursuant to which the Company issued and sold to the Underwriters 4,500,000 shares of the Company’s common stock (the “Shares”). The Company has granted to the Underwriters an option to purchase up to 675,000 shares of common stock to cover over-allotments, if any. The Underwriting Agreement contains customary representations, warranties and agreements by us, and customary conditions to closing, indemnification rights, obligations of the parties and termination provisions. The offering is being made pursuant to our effective shelf registration statement on Form S-3 (Registration No. 333-67286), previously filed with the Securities and Exchange Commission. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Item 8.01.	Other Events.

A copy of the Company’s press release, dated March 16, 2006, entitled “Cerus Corporation Announces Pricing of Common Stock Offering,” is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Attached as Exhibit 5.1 to this Current Report on Form 8-K is the opinion of Cooley Godward LLP relating to the legality of the Shares.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated March 16, 2006, by and among the Company, Robert W. Baird & Co. Incorporated and JMP Securities LLC, as representatives of the several underwriters named on Schedule I thereto.

5.1	Opinion of Cooley Godward LLP.

23.1	Consent of Cooley Godward LLP (reference is made to Exhibit 5.1).

99.1	Press Release, dated March 16, 2006, entitled “Cerus Corporation Announces Pricing of Common Stock Offering.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERUS CORPORATION

Dated: March 16, 2006	By:	/s/ Howard G. Ervin
Howard G. Ervin Vice President, Legal Affairs

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated March 16, 2006, by and among the Company, Robert W. Baird & Co. Incorporated and JMP Securities LLC, as representatives of the several underwriters named on Schedule I thereto.

5.1	Opinion of Cooley Godward LLP.

23.1	Consent of Cooley Godward LLP (reference is made to Exhibit 5.1).

99.1	Press Release, dated March 16, 2006, entitled “Cerus Corporation Announces Pricing of Common Stock Offering.”